[GRAPHIC]

[PIONEER INVESTMENTS LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER HIGH YIELD VCT PORTFOLIO--CLASS II SHARES

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2001

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

     Portfolio and Performance Update                                  2

     Portfolio Management Discussion                                   3

     Schedule of Investments                                           5

     Financial Statements                                              9

     Notes to Financial Statements                                    13

     Report of Independent Public Accountants                         17

     Trustees, Officers and Service Providers                         18

PIONEER HIGH YIELD VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

[CHART OF PORTFOLIO DIVERSIFICATION]
(As a percentage of total investment portfolio)

Convertible Corporate Bonds               62%
Corporate Bonds                           28%
Convertible Preferred Stocks              10%

[CHART OF MATURITY DISTRIBUTION]
(Effective life as a percentage of total investment portfolio)

1-3 Years       25.8%
3-4 Years       25.0%
4-6 Years       38.9%
6-8 Years        4.9%
8+  Years        5.4%

--------------------------------------------------------------------------------
FIVE LARGEST HOLDINGS
(As a percentage of total investment portfolio)

   1. Aspen Technology, 5.25%, 6/15/05                                 4.84%
   2. Freeport-McMoran Copper & Gold Inc., 8.25%, 1/31/06 (144A)       4.49
   3. Cummins Capital Trust I, 7.0%, 6/15/31 (144A)                    4.00
   4. Tower Automotive Inc., 5.0%, 8/1/04                              3.87
   5. Benchmark Electrical Inc., 6.0%, 8/15/06                         3.52

Holdings will vary for other periods.
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS--CLASS II SHARES

                                                       12/31/01       5/1/01

Net Asset Value per Share                              $10.33         $10.51

DISTRIBUTIONS PER SHARE                 INCOME         SHORT-TERM      LONG-TERM
(5/1/01 - 12/31/01)                     DIVIDENDS      CAPITAL GAIN    CAPITAL GAIN
                                        $ 0.603        $  0.114        $  --

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES

The following chart shows the value of an investment made in PIONEER HIGH YIELD VCT PORTFOLIO at the net asset value, compared to the growth of Merrill Lynch (ML) High Yield Master II index and the Merrill Lynch (ML) index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART OF PERFORMANCE OF A $10,000 INVESTMENT--CLASS II SHARES]

            Pioneer High Yield VCT        ML High Yield  ML Index of Convertible Bonds
                     Portfolio*           Master II Index        (Speculative Quality)
5/31/01                   $ 10,000             $ 10,000                       $ 10,000
                          $  9,909             $  9,737                       $  9,849
                          $  9,978             $  9,895                       $  9,585
                          $ 10,115             $  9,973                       $  9,360
                          $  9,521             $  9,284                       $  8,508
                          $  9,796             $  9,581                       $  8,852
                          $ 10,181             $  9,917                       $  9,285
12/31/01                  $ 10,360             $  9,839                       $  9,615

Index comparisons begin 5/31/01.

The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

Net Asset Value*

Life-of-Class    5.39%
(5/1/01)

All total returns shown assume reinvestment of distributions at net asset value.

 * Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. This Portfolio report must be preceded or accompanied by a variable contract separate account report for the contracts through which the Portfolio is available. The separate accounts report contains Portfolio performance net of any contract fees, expenses or sale charges.

     Past performance does not guarantee future results, Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

During the Portfolio's fiscal year, manager Margaret Patel once again produced strong results compared to the market. In the following commentary, Ms. Patel explains the reasons behind her market-beating performance.

Q:   HOW DID THE PORTFOLIO PERFORM?

A: During difficult times for the high-yield market, Pioneer High Yield VCT Portfolio was able to offer very strong returns. For the period from inception on May 1, 2001 through the end of the fiscal year on December 31, 2001, the Portfolio's Class II shares posted a total return of 5.39%, outperforming the Portfolio's benchmark, the Merrill Lynch High Yield Master II Index, which returned -1.60% for the same period.

Q: HOW WERE YOU ABLE TO POST SUCH SUCCESSFUL RETURNS IN A MARKET THAT BARELY BROKE EVEN?

A: We avoided those areas of the market that suffered significant losses. These included telecommunications services firms that could not find capital to fund their operations; companies in the construction, building products and auto insulation sectors, which faced the re-emergence of problems related to asbestos liability; and airlines, which encountered significant problems in the wake of September 11. Rising default rates brought on by the slowing economy and eroding financial results held the high-yield market back for most of the year. Moreover, banks restricted lending and the equity markets struggled, dampening investor enthusiasm for high-yield bonds. However, late in 2001 continued aggressive short-term interest rate cuts by the Federal Reserve Board improved investor sentiment regarding the future course of the economy. This, in turn, helped buoy high-yield bonds. The Portfolio's performance was helped by rising above these factors to focus on investments that were, by nature, more immune to decreased liquidity in the high-yield market. A shift into more economically sensitive areas of the market also boosted performance later in the year.

Q:   WHAT WAS YOUR STRATEGY?

A: Our basic approach remained the same. We continued to focus on opportunities in sectors or industries that were growing faster than the economy as a whole and that offered relative value. This focus led us to continue to favor the technology sector. We emphasized companies offering unique products or services that enabled them to remain well positioned within their industries and that enjoyed sufficient liquidity in their balance sheets. An example would be electronic instrument and control manufacturer Vishay Intertechnology. In response to the Fed's continued aggressive rate cutting, we also increased exposure to consumer cyclicals and basic materials. We believe that substantially lower interest rates will help these industries stabilize and improve operating results over the next three to six months. We began to add investments in interest-rate sensitive sectors such as autos, paper and forest products - including INTERNATIONAL PAPER - building materials, retailing and non-ferrous metals.

Q: WHICH WERE SOME OF THE BETTER-PERFORMING INVESTMENTS FOR THE PORTFOLIO? WHICH WERE DISAPPOINTMENTS?

A: On the positive side we'd mention two companies that were taken over during the course of the fiscal year. One of the goals of value investing is recognizing the inherent value of a company before market action leads to the capital appreciation of the company's securities, or before another company in the industry decides to acquire it. In these cases, the acquiring companies recognized the same kind of value that we did when we chose the securities for the Portfolio. First, there was Digital Island, a network service provider, which rose materially in price after Cable & Wireless acquired its operations. In addition, Vishay Intertechnology acquired GENERAL SEMICONDUCTOR. Other positive contributors included J.C. PENNEY. This retailer's issues rose due to a successful restructuring by new management.

The Portfolio invests in high yield bonds, which may be subject to greater principal fluctutation than investment grade bonds.

The Portfolio's Investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

     The retail sector gained popularity late in the year due to renewed optimism about the economy. Improved sentiment also helped FAIRCHILD SEMICONDUCTOR - semiconductors typically lead the technology sector when a rebound in economic growth occurs - and building materials firm Nortek. In the health care industry, Fisher Scientific posted improved operating results. Biorad Labs, which we have since sold, also benefited from better results and the fact that the company sells the only viable mad cow disease test currently on the market.


     On the down side, there was excite@home, which we have since sold. The company's heavy debt burden made its future uncertain, despite its valuable broad-band assets and significant broad-band transport business to other companies. In addition, we sold off the Portfolio's holdings in Critical Path, a company that provides outsourced email services. Questionable accounting practices caused the company's revenues and operating results to be materially lower than expected.

Q:   HOW DID YOU RESPOND TO THE TERRORIST ATTACKS OF SEPTEMBER 11, 2001?

A: We expect that most of the holdings in the Portfolio will experience lower sales and diminished cash flow over the near term. As a result, we've concentrated efforts on reviewing each holding to make sure it remains viable going forward. Fortunately, the Portfolio held no airline or airline service company holdings, which were most negatively affected by the events of September 11. With an uncertain outlook for airline travel, we are not currently considering adding investments in that sector to the Portfolio.

Q:   WHAT IS YOUR OUTLOOK?

A: We are optimistic about the outlook for the high-yield market. We believe that the effects of Federal Reserve Board interest-rate cuts should cause the economy to grow in 2002. As a result, we believe that continuing improvement in operating and financial results for high-yield issuers should help high-yield investors achieve attractive relative returns.

SCHEDULE OF INVESTMENTS 12/31/01

             S&P/MOODY'S
 PRINCIPAL   RATINGS
    AMOUNT   (UNAUDITED)                                                                                  VALUE
                                  CONVERTIBLE PREFERRED STOCK - 9.8%
                                  BASIC MATERIALS - 1.0%
                                  PAPER & FOREST PRODUCTS - 1.0%
$    6,500   BB+/Baa3             International Paper Capital Trust, 5.25%, 7/20/25                 $   301,438
                                                                                                    -----------
                                  TOTAL BASIC MATERIALS                                             $   301,438
                                                                                                    -----------
                                  CONSUMER CYCLICALS - 4.0%
                                  AUTOMOBILES - 4.0%
    25,000   BB+/Ba1              Cummins Capital Trust I, 7.0%, 6/15/31 (144A)                     $ 1,271,875
                                                                                                    -----------
                                  TOTAL CONSUMER CYCLICALS                                          $ 1,271,875
                                                                                                    -----------
                                  FINANCIALS - 1.4%
                                  CONSUMER FINANCE - 1.4%
    15,000   B/B2                 Nuevo Financing, 5.75%, 12/15/26                                  $   448,500
                                                                                                    -----------
                                  TOTAL FINANCIALS                                                  $   448,500
                                                                                                    -----------
                                  TECHNOLOGY - 2.5%
                                  COMMUNICATIONS EQUIPMENT - 2.5%
       700   B-/B3                Lucent Technologies Inc., 8.0%, 8/1/31 (144A)                     $   800,625
                                                                                                    -----------
                                  TOTAL TECHNOLOGY                                                  $   800,625
                                                                                                    -----------
                                  UTILITIES - 0.9%
                                  NATURAL GAS - 0.9%
    31,000   BBB-/Baa1            Semco Capital Trust II, 11.0% 8/16/03                             $   283,650
                                                                                                    -----------
                                  TOTAL UTILITIES                                                   $   283,650
                                                                                                    -----------
                                  TOTAL CONVERTIBLE PREFERRED STOCK
                                  (Cost $3,064,950)                                                 $ 3,106,088
                                                                                                    -----------
                                  CONVERTIBLE CORPORATE BONDS - 62.1%
                                  BASIC MATERIALS - 5.6%
                                  METALS MINING - 5.6%
 1,200,000   NR/NR                Freeport-McMoran Copper & Gold Inc., 8.25%, 1/31/06 (144A)        $ 1,426,560
   372,000   BBB-/Baa3            Inco Ltd., 7.75%, 3/15/16                                             366,420
                                                                                                    -----------
                                                                                                    $ 1,792,980
                                                                                                    -----------
                                  TOTAL BASIC MATERIALS                                             $ 1,792,980
                                                                                                    -----------
                                  CAPITAL GOODS - 4.8%
                                  ELECTRICAL EQUIPMENT - 4.8%
 1,400,000   B-/B2                Benchmark Electrical, 6.0%, 8/15/06                               $ 1,119,426
   500,000   BBB-/Ba1             SCI Systems Inc., 3.0%, 3/15/07                                       412,500
                                                                                                    -----------
                                                                                                    $ 1,531,926
                                                                                                    -----------
                                  TOTAL CAPITAL GOODS                                               $ 1,531,926
                                                                                                    -----------
                                  CONSUMER CYCLICALS - 11.4%
                                  AUTO PARTS & EQUIPMENT - 6.7%
 1,075,000   B/B2                 MascoTech, Inc., 4.5%, 12/15/03                                   $   897,625
 1,470,000   BB-/B3               Tower Automotive Inc., 5.0%, 8/1/04                                 1,231,125
                                                                                                    -----------
                                                                                                    $ 2,128,750
                                                                                                    -----------
                                  LODGING-HOTELS - 2.1%
   750,000   BB+/Ba2              Hilton Hotels. 5.0%, 5/15/06                                      $   663,750
                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                        5

             S&P/MOODY'S
 PRINCIPAL   RATINGS
    AMOUNT   (UNAUDITED)                                                                                  VALUE
                                  SERVICES (ADVERTISING/MARKETING) - 2.6%
$   25,000   B-/B2                Getty Images Inc., 5.0%, 3/15/07 (144A)                           $    20,595
   975,000   B-/B2                Getty Images Inc., 5.0%, 3/15/07                                      803,156
                                                                                                    -----------
                                                                                                    $   823,751
                                                                                                    -----------
                                  TOTAL CONSUMER CYCLICALS                                          $ 3,616,251
                                                                                                    -----------
                                  ENERGY - 3.5%
                                  OIL & GAS (DRILLING & EQUIPMENT) - 2.0%
   700,000   B-/B3                Parker Drilling Co., 5.5%, 8/01/04                                $   622,125
                                                                                                    -----------
                                  OIL & GAS (PRODUCTION/EXPLORATION) - 1.5%
   500,000   BB/B1                Pogo Producing Co., 5.5%, 6/15/06                                 $   481,875
                                                                                                    -----------
                                  TOTAL ENERGY                                                      $ 1,104,000
                                                                                                    -----------
                                  HEALTH CARE - 5.0%
                                  BIOTECHNOLOGY - 5.0%
 1,000,000   CCC+/NR              Affymetrix Inc., 4.75% 02/15/07                                   $   753,750
   200,000   B-/NR                Cor Therapeutics Inc., 5.0% 6/15/06                                   197,500
   100,000   B-/NR                Cor Therapeutics Inc., 4.5% 6/15/06 (144A)                             98,750
   700,000   CCC/NR               Human Genome, 3.75% Due 3/15/07                                       529,375
                                                                                                    -----------
                                                                                                      1,579,375
                                                                                                    -----------
                                  TOTAL HEALTH CARE                                                 $ 1,579,375
                                                                                                    -----------
                                  TECHNOLOGY - 31.8%
                                  COMMUNICATIONS EQUIPMENT - 1.7%
   300,000   B+/B3                Commscope, Inc., 4.0%, 12/15/06                                   $   246,000
   450,000   B-/B3                DDI Corp., 5.25%, 3/1/08                                              307,687
                                                                                                    -----------
                                                                                                    $   553,687
                                                                                                    -----------
                                  COMPUTERS (NETWORKING) - 2.7%
 1,200,000   B-/B2                Juniper Networks Inc., 4.75%, 3/15/07                             $   870,000
                                                                                                    -----------
                                  COMPUTERS (PERIPHERALS) - 2.2%
   800,000   B+/B2                Quantum Corp., 7.0%, 8/1/04                                       $   704,000
                                                                                                    -----------
                                  COMPUTERS (SOFTWARE & SERVICES) - 5.7%
 1,940,000   B-/Caa1              Aspen Technology, 5.25%, 6/15/05                                  $ 1,539,875
   330,000   NR/NR                Radisys Corp., 5.5%, 8/15/07 (144A)                                   233,887
    50,000   NR/NR                Radisys Corp., 5.5%, 8/15/07                                           35,438
                                                                                                    -----------
                                                                                                    $ 1,809,200
                                                                                                    -----------
                                  ELECTRONICS (COMPONENT DIST) - 2.7%
   920,000   B-/B3                Adaptec Inc., 4.75%, 2/1/04                                       $   854,450
                                                                                                    -----------
                                  ELECTRONICS (SEMICONDUCTORS) - 6.0%
   875,000   B-/NR                Conexant Systems Inc., 4.0%, 2/1/07                               $   565,469
   100,000   B/Ba3                Cypress Semiconductor, 3.75%, 7/01/05                                  81,375
   330,000   B-/B2                General Semiconductor Inc., 5.75%, 12/15/06                           330,000
   955,000   B-/NR                Triquint Semiconductor, Inc., 4.0%, 3/1/07                            697,150
   300,000   B-/B2                Vitesse Semiconductor Corp., 4.0%, 3/15/05                            233,250
                                                                                                    -----------
                                                                                                    $ 1,907,244
                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                        6

             S&P/MOODY'S
 PRINCIPAL   RATINGS
    AMOUNT   (UNAUDITED)                                                                                  VALUE
                                  EQUIPMENT (SEMICONDUCTOR) - 8.9%
$  525,000   NR/NR                Advanced Energy Industries, Inc., 5.25%, 11/15/06                 $   460,031
   700,000   NR/NR                Brooks Automation Inc., 4.75%, 6/1/08                                 637,000
   400,000   NR/NR                Cymer Inc., 7.25%, 8/6/04                                             390,000
 1,500,000   NR/NR                Emcore Corp., 5.0%, 5/15/06                                         1,053,750
   400,000   NR/NR                Emcore Corp., 5.0%, 5/15/06 (144A)                                    281,000
                                                                                                    -----------
                                                                                                    $ 2,821,781
                                                                                                    -----------
                                  SERVICES (DATA PROCESSING) - 1.9%
   770,000   CCC+/NR              Checkfree Holdings Corp., 6.5%, 12/1/06                           $   596,750
                                                                                                    -----------
                                  TOTAL TECHNOLOGY                                                  $10,117,112
                                                                                                    -----------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $19,420,357)                                                $19,741,644
                                                                                                    -----------
                                  CORPORATE BONDS - 28.1% BASIC MATERIALS -
                                  1.7% PAPER & FOREST PRODUCTS - 1.7%
   600,000   BB-/B1               Fibermark Inc., 10.75%, 4/15/11                                   $   540,000
                                                                                                    -----------
                                  TOTAL BASIC MATERIALS                                             $   540,000
                                                                                                    -----------
                                  CAPITAL GOODS - 0.7%
                                  ELECTRICAL EQUIPMENT - 0.7%
   400,000   B/B2                 Advance Lighting Tecnologies, 8.0%, 3/15/08 (144A)                $   236,000
                                                                                                    -----------
                                  TOTAL CAPITAL GOODS                                               $   236,000
                                                                                                    -----------
                                  COMMUNICATION - 1.0%
                                  TELECOMMUNICATIONS (LONG DISTANCE) - 1.0%
   400,000   B-/B3                SBA Communications Corp., 12.0%, 3/1/08                           $   300,000
                                                                                                    -----------
                                  TOTAL COMMUNICATION                                               $   300,000
                                                                                                    -----------
                                  CONSUMER CYCLICALS - 7.5%
                                  BUILDING MATERIALS - 5.1%
   850,000   B/B2                 NCI Building Systems, Inc., 9.25%, 5/1/09                         $   828,750
   680,000   B+/B1                Nortek Inc., 9.125%, 9/1/07                                           690,200
   100,000   B-/B3                Nortek Inc., 9.875%, 6/15/11 (144A)                                    99,000
                                                                                                    -----------
                                                                                                    $ 1,617,950
                                                                                                    -----------
                                  RETAIL (DEPT STORES) - 2.4%
 1,000,000   BBB-/Ba2             J.C. Penney Co. Inc., 7.625%, 3/1/97                              $   770,000
                                                                                                    -----------
                                  TOTAL CONSUMER CYCLICALS                                          $ 2,387,950
                                                                                                    -----------
                                  CONSUMER STAPLES - 3.2%
                                  DISTRIBUTORS (FOOD & HEALTH) - 3.2%
 1,100,000   B/B3                 Wesco Distribution Inc., 9.125%, 6/1/08                           $ 1,023,000
                                                                                                    -----------
                                  TOTAL CONSUMER STAPLES                                            $ 1,023,000
                                                                                                    -----------
                                  ENERGY - 4.4%
                                  OIL & GAS (PRODUCTION/EXPLORATION) - 4.4%
   900,000   BB/B1                Eott Energy Partners LP, 11.0%, 10/1/09                           $   891,000
   500,000   BB-/B1               Tesoro Petroleum Corp., 9.625%, 11/1/08 (144A)                        518,750
                                                                                                    -----------
                                                                                                    $ 1,409,750
                                                                                                    -----------
                                  TOTAL ENERGY                                                      $ 1,409,750
                                                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                        7

             S&P/MOODY'S
 PRINCIPAL   RATINGS
    AMOUNT   (UNAUDITED)                                                                                  VALUE
                                  FINANCIALS - 2.7%
                                  FINANCIAL (DIVERSIFIED) - 0.4%
$  135,000   BB-/Ba3              Forest City Enterprises, 8.5%, 3/15/08                            $   132,300
                                                                                                    -----------
                                  REAL ESTATE - 2.3%
   750,000   B-/B3                BF Saul Real Estate Investment Trust, 9.75%, 4/1/08               $   727,500
                                                                                                    -----------
                                  TOTAL FINANCIALS                                                  $   859,800
                                                                                                    -----------
                                  TECHNOLOGY - 6.9%
                                  COMMUNICATIONS EQUIPMENT - 2.7%
   400,000   BB-/Ba3              Lucent Technologies Inc., 7.25%, 7/15/06                          $   344,000
   750,000   BB-/Ba3              Lucent Technologies Inc., 6.45%, 3/15/29                              510,000
                                                                                                    -----------
                                                                                                    $   854,000
                                                                                                    -----------
                                  ELECTRONICS (COMPONENT DIST) - 2.5%
   800,000   BB-/Ba2              Ingram Micro Inc., 9.875%, 8/15/08                                $   810,000
                                                                                                    -----------
                                  ELECTRONICS (SEMICONDUCTORS) - 1.7%
   300,000   B/B2                 Fairchild Semiconductor, 10.375%, 10/1/07                         $   312,749
   200,000   B/B2                 Fairchild Semiconductor, 10.5%, 2/1/09                                212,500
                                                                                                    -----------
                                                                                                    $   525,249
                                                                                                    -----------
                                  TOTAL TECHNOLOGY                                                  $ 2,189,249
                                                                                                    -----------
                                  TOTAL CORPORATE BONDS
                                  (Cost $8,973,698)                                                 $ 8,945,749
                                                                                                    -----------
                                  TOTAL INVESTMENT IN SECURITIES
                                  (Cost $31,459,005)                                                $31,793,481
                                                                                                    ===========

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from regisration. At December 31, 2001, the value of these securities amounted to $4,987,042 or 15.41% of total net assets.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 12/31/01

                                                                                                             5/1/01
                                                                                                               TO
CLASS II (a)                                                                                                12/31/01
Net asset value, beginning of period                                                                     $       10.51
                                                                                                         -------------
Increase (decrease) from investment operations:
   Net investment income                                                                                 $        0.60
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                                                            (0.07)
                                                                                                         -------------
    Net increase (decrease) from investment operations                                                   $        0.53
Distributions to shareowners:
   Net income                                                                                                    (0.60)
   Net realized gain                                                                                             (0.11)
                                                                                                         -------------
    Net increase (decrease) in net asset value                                                           $       (0.18)
                                                                                                         -------------
Net asset value, end of period                                                                           $       10.33
                                                                                                         -------------
Total return*                                                                                                     5.39%
Ratio of net expenses to average net assets +                                                                     1.39%**
Ratio of net investment income (loss) to average net assets +                                                     8.94%**
Portfolio turnover rate                                                                                             36%**
Net assets, end of period (in thousands)                                                                 $          28
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                                   1.50%**
   Net investment income (loss)                                                                                   8.83%**

(a)  Class II shares were first publicly offered on May 1, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid  indirectly.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 12/31/01

ASSETS:
 Investment in securities,  at value (cost $31,459,005)                                             $31,793,481
 Cash                                                                                                   361,556
 Receivables -
  Fund shares sold                                                                                      106,306
  Dividends, interest and foreign taxes withheld                                                        546,643
  Other                                                                                                   2,383
                                                                                                    -----------
     Total assets                                                                                   $32,810,369
                                                                                                    -----------
LIABILITIES:
 Payables -
  Investment securities purchased                                                                   $   418,250
  Fund shares repurchased                                                                                    42
  Dividends                                                                                                 573
 Due to affiliates                                                                                        8,378
 Accrued expenses                                                                                        23,636
 Other                                                                                                       --
                                                                                                    -----------
     Total liabilities                                                                              $   450,879
                                                                                                    -----------
NET ASSETS:
 Paid-in capital                                                                                    $32,391,920
 Accumulated net investment income                                                                        1,128
 Accumulated undistributed net realized gain (loss)                                                    (368,034)
 Net unrealized gain on investments                                                                     334,476
                                                                                                    -----------
     Total net assets                                                                               $32,359,490
                                                                                                    -----------
NET ASSET VALUE PER SHARE:
 CLASS I:
 (Unlimited number of shares authorized)
   Net assets                                                                                       $32,331,379
   Shares outstanding                                                                                 3,130,053
                                                                                                    ===========
   Net asset value per share                                                                        $     10.33
 CLASS II:
 (Unlimited number of shares authorized)
   Net assets                                                                                       $    28,111
   Shares outstanding                                                                                     2,720
                                                                                                    ===========
   Net asset value per share                                                                        $     10.33

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS


                                                                                                         YEAR ENDED
                                                                                                         12/31/01
INVESTMENT INCOME:
  Dividends                                                                                              $      91,016
  Interest                                                                                                   1,731,701
  Other                                                                                                            330
                                                                                                         -------------
      Total investment income                                                                            $   1,823,047
                                                                                                         -------------

EXPENSES:
  Management fees                                                                                        $     114,631
  Transfer agent fees                                                                                            1,448
  Distribution fees (Class II)                                                                                      12
  Administrative fees                                                                                           37,497
  Custodian fees                                                                                                35,077
  Professional fees                                                                                             17,553
  Printing                                                                                                       7,096
  Fees and expenses of nonaffiliated trustees                                                                    7,058
  Miscellaneous                                                                                                  5,961
                                                                                                         -------------
     Total expenses                                                                                      $     226,333
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                                                   (23,585)
     Net expenses                                                                                        $     202,748
                                                                                                         =============
        Net investment income                                                                            $   1,620,299
                                                                                                         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized loss from:
   Investments                                                                                           $    (368,034)
  Change in net unrealized gain (loss) from:
   Investments                                                                                           $     834,812
                                                                                                         =============
  Net gain on investments                                                                                $     466,778
                                                                                                         =============
  Net increase in net assets resulting from operations                                                   $   2,087,077
                                                                                                         =============


   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR             5/1/00
                                                                                           ENDED              TO
                                                                                          12/31/01          12/31/00
FROM OPERATIONS:
  Net investment income                                                              $   1,620,299       $     269,945
  Net realized gain (loss) on investments                                                 (368,034)            155,792
  Change in net unrealized gain (loss)
     on investments                                                                        834,812            (500,336)
                                                                                     -------------       -------------
     Net increase (decrease) in net assets
         resulting from operations                                                   $   2,087,077       $     (74,599)
                                                                                     -------------       -------------

DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income
   Class I                                                                           $  (1,620,134)      $    (268,402)
   Class II                                                                                   (454)                 --
  Net realized gain
   Class I                                                                                (155,896)                 --
   Class II                                                                                    (22)                 --
                                                                                     -------------       -------------
     Total distributions to shareowners                                              $  (1,776,506)      $    (268,402)
                                                                                     -------------       -------------

FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                                   $  32,396,616       $   7,818,141
  Reinvestment of distributions                                                          1,726,779             238,138
  Cost of shares repurchased                                                            (8,923,031)         (1,364,723)
                                                                                     -------------       -------------
     Net increase in net assets
         resulting from fund share transactions                                         25,200,364           6,691,556
                                                                                     -------------       -------------
     Net increase in net assets                                                      $  25,510,935       $   6,348,555
                                                                                     -------------       -------------

NET ASSETS:
  Beginning of period                                                                    6,848,555             500,000
                                                                                     -------------       -------------
  End of period                                                                      $  32,359,490       $   6,848,555
                                                                                     =============       =============
  Accumulated net investment income (loss),
     end of period                                                                   $       1,128       $       1,543
                                                                                     =============       =============

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 12/31/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

   Pioneer Emerging Markets VCT Portfolio
     (Emerging Markets Portfolio)
   Pioneer Global Financials VCT Portfolio
     (Global Financials Portfolio)
   Pioneer Europe VCT Portfolio
     (Europe Portfolio)
   Pioneer International Value VCT Portfolio
     (International Value Portfolio)
     (Formerly International Growth)
   Pioneer Small Cap Value VCT Portfolio
     (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio
     (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio
     (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio
     (Growth Shares Portfolio)
   Pioneer Fund VCT Portfolio
     (Fund Portfolio)
   Pioneer Equity-Income VCT Portfolio
     (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio
     (Balanced Portfolio)
   Pioneer Strategic Income VCT Portfolio
     (Strategic Income Portfolio)
   Pioneer Swiss Franc Bond VCT Portfolio
     (Swiss Franc Bond Portfolio)
   Pioneer America Income VCT Portfolio
     (America Income Portfolio)
   Pioneer Money Market VCT Portfolio
     (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

   Pioneer Global Health Care VCT Portfolio
     (Global Health Care Portfolio)
   Pioneer Global Telecoms VCT Portfolio
     (Global Telecoms Portfolio)
   Pioneer Science & Technology VCT Portfolio
     (Science & Technology Portfolio)
   Pioneer Real Estate Growth VCT Portfolio
     (Real Estate Growth Portfolio)
   Pioneer High Yield VCT Portfolio
     (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of High Yield VCT Portfolio is to maximize total return through a combination of income and capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principle exchange where they traded, are determined as of such times.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

     The Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the Portfolio's losses from adverse events affecting a particular issuer.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FORWARD FOREIGN CURRENCY CONTRACTS

     Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.   TAXES

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the twelve months ended December 31, 2001, the Fund paid no such taxes.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2001, the Portfolio reclassified $126 from accumulated net investment income to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Portfolio's capital accounts on a tax basis.

     At December 31, 2001, the Portfolio had a capital loss carryforward of $319,291 which will expire in 2009 if not utilized.

     The following shows the tax character of distributions paid during the years ended December 31, 2001 and December 31, 2000 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2001. These amounts do not include the capital loss carryforward detailed above.


                                                                PIONEER
                                                                  HIGH
                                                                 YIELD
                                                              VCT PORTFOLIO
                                                                  2001                   2000
--------------------------------------------------------------------------------------------------
 DISTRIBUTIONS PAID FROM:
 Ordinary Income                                             $    1,776,506          $     268,402
 Long-Term capital gain                                                  --                     --
                                                             -------------------------------------
                                                             $    1,776,506          $     268,402
 Return of Capital                                                       --                     --
                                                             -------------------------------------
   Total Distributions                                       $    1,776,506          $     268,402
                                                             -------------------------------------
 DISTRIBUTABLE EARNINGS
 (ACCUMULATED LOSSES):
 Undistributed ordinary income                                        1,128
 Undistributed long-term gain                                            --
 Unrealized appreciation/depreciation                              (331,668)
                                                             --------------
   Total                                                     $     (330,540)
                                                             ==============



     The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

E. PORTFOLIO SHARES

   The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $1,378,830 in commissions on the sale of trust shares for the year ended December 31, 2001.

F. SECURITIES LENDING

   The Portfolio loans securities in its portfolio to certain brokers, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of December 31, 2001, the Portfolio had no outstanding loaned securities.

G. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, a majority owned indirect subsidiary of UniCredito Italiano, manages the Portfolios. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

PIM has agreed not to impose its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit the Class I expenses to 1.25% of average daily net assets attributable to Class I shares; the portion of the Portfolio-wide expenses attributable to Class II, shares will be reduced only to the extent that such expenses are reduced for Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 2001, $8,374 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT


Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. There were no transfer agent fees payable at December 31, 2001.


4. DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $4 at December 31, 2001.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2001, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                GROSS                   GROSS                NET APPRECIATION/
                                        TAX COST             APPRECIATION            DEPRECIATION             (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                $  31,461,813             $  946,309              $  (614,641)             $   331,668

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the year ended December 31, 2001, were $29,696,684 and $6,242,933, respectively.

7. CAPITAL SHARES

At December 31, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       '01 SHARES              '01 AMOUNT               '00 SHARES       '00 AMOUNT
--------------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
CLASS I:
Shares sold                             3,144,707            $   32,339,947               760,084      $  7,818,141
Reinvestment of distributions             168,774                 1,726,302                23,466           238,138
Shares repurchased                       (880,559)               (8,893,253)             (136,419)       (1,364,723)
                                       ----------------------------------------------------------------------------
   Net increase                         2,432,922            $   25,172,996               647,131      $  6,691,556
                                       ============================================================================
HIGH YIELD PORTFOLIO
CLASS II:
Shares sold                                 5,650            $       56,669
Reinvestment of distributions                  47                       477
Shares repurchased                         (2,977)                  (29,778)
                                        -----------------------------------
  Net increase                              2,720            $       27,368
                                        ===================================

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS
TRUST:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer High Yield VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust), as of December 31, 2001, and the related statement of operations, the statements of changes in net assets and the Class II financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer High Yield VCT Portfolio as of December 31, 2001, the results of its operations, the changes in its net assets, and the Class II financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 8, 2002

   The accompanying notes are an integral part of these financial statements.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS


INVESTMENT ADVISER                               TRUSTEES AND OFFICERS
Pioneer Investment Management, Inc.              The Fund's Board of Trustees provides broad supervision over the affairs of the
                                                 Fund. The officers of the Fund are responsible for the Fund's operations. The
CUSTODIAN                                        Trustees and officers of the Fund are listed below, together with their
Brown Brothers Harriman & Co.                    principal occupations during the past five years. Trustees who are deemed interested persons of the Fund within the meaning of the Investment Company Act
INDEPENDENT PUBLIC ACCOUNTANTS                   of 1940 are referred to as Interested Trustees. Trustees who are not interested
Arthur Andersen LLP                              persons of the Fund are referred to as Independent Trustees. Each of the
                                                 Trustees serves as a trustee or director of each of the 59 U.S. registered
PRINCIPAL UNDERWRITER                            investment portfolios for which Pioneer Investment Management, Inc. (Pioneer)
Pioneer Funds Distributor, Inc.                  serves as investment adviser (the Pioneer Funds). The address for all Trustees who are interested persons and all officers of the Fund is 60 State Street,
LEGAL COUNSEL                                    Boston Massachusetts 02109.
Hale and Dorr
                                                 The Fund's statement of additional information provides more detailed
SHAREHOLDER SERVICES AND TRANSFER AGENT          information regarding the Fund's trustees and is available upon request, without
Pioneer Investment Management Shareholder        charge, by calling 1-800-225-6292.
Services, Inc.


INTERESTED TRUSTEES

                                              TERM OF OFFICE/     PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS       POSITION HELD     LENGTH OF SERVICE   PAST FIVE YEARS                        OTHER DIRECTORSHIPS HELD
John F. Cogan, Jr. (75)*    Chairman of the   Trustee since       Deputy Chairman and a Director         Director of Harbor Global
                            Board, Trustee    1994.               of Pioneer Global Asset Management     Company, Ltd.
                            and President     Serves until        S.p.A.("PGAM"); Non-Executive
                                              retirement or       Chairman and a Director of Pioneer
                                              removal.            Investment Management USA Inc.
                                                                  (PIM-USA); Chairman and a Director of
                                                                  Pioneer; President of all of the
                                                                  Pioneer Funds; and Of Counsel (since
*Mr. Cogan is an interested trustee because he is an officer      2000, Partner prior to 2000), Hale
or director of the Fund's investment advisor and certain of       and Dorr LLP (counsel to PIM-USA and
its affiliates.                                                   the Pioneer Funds)

Daniel T. Geraci (44)**     Trustee and       Trustee since       Director and CEO-US of PGAM since        None
                            Executive Vice    October 2001.       November 2001; Director, Chief
                            President         Serves until        Executive Officer and President
                                              retirement or       of PIM-USA since October 2001;
                                              removal.            Director of Pioneer Funds Distributor,
                                                                  Inc. and Pioneer Investment Management
                                                                  Shareholder Services, Inc. since
                                                                  October 2001; President and a Director
                                                                  of Pioneer and Pioneer International
                                                                  Corporation since October 2001;
                                                                  Executive Vice President of all
                                                                  of the Pioneer Funds since October
                                                                  2001; President of Fidelity Private
                                                                  Wealth Management Group from 2000
                                                                  through October 2001; and
                                                                  Executive Vice President --
                                                                  Distribution and Marketing of Fidelity
**Mr. Geraci is an interested trustee because he is an officer,   Investments Institutional Services
director and employee of the Fund's investment advisor and        and Fidelity Investments Canada Ltd.
certain of its affiliates                                         prior to 2000

                                       18

INDEPENDENT TRUSTEES

                                             TERM OF OFFICE/     PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS        POSITION HELD   LENGTH OF SERVICE   PAST FIVE YEARS                 OTHER DIRECTORSHIPS HELD
Mary K. Bush (53)            Trustee         Trustee since 2000. President, Bush & Co.           Director and/or Trustee
4201 Cathedral Avenue, NW,                   Serves until        (international financial        of Brady Corporation
Washington, DC, 20016                        retirement or        advisory firm)                 (industrial identification
                                             removal.                                            and specialty coated
                                                                                                 material products manufacturer),
                                                                                                 Mastec Inc. (communications and
                                                                                                 energy infrastructure),
                                                                                                 Mortgage Guaranty Insurance
                                                                                                 Corporation, R.J. Reynolds Tobacco
                                                                                                 Holdings, Inc. (tobacco) and
                                                                                                 Student Loan Marketing Association
                                                                                                 (secondary marketing of student
                                                                                                 loans)

Richard H. Egdahl, M.D. (75) Trustee         Trustee since 1995. Alexander Graham Bell           None
Boston University Healthcare                 Serves until        Professor of Health Care
Entrepreneurship Program,                    retirement or       Entrepreneurship, Boston
53 Bay State Road,                           removal.            University; Professor of
Boston, MA 02215                                                 Management, Boston University
                                                                 School of Management; Professor
                                                                 of Public Health, Boston
                                                                 University School of Public
                                                                 Health; Professor of Surgery,
                                                                 Boston University School of
                                                                 Medicine; University Professor,
                                                                 Boston University

Margaret B.W. Graham (54)    Trustee         Trustee since 2000. Founding Director, The Winthrop None
1001 Sherbrooke Street West,                 Serves until        Group, Inc. (consulting firm);
Montreal, Quebec, Canada                     retirement or       Professor of Management,
                                             removal.            Faculty of Management,
                                                                 McGill University

Marguerite A. Piret (53)     Trustee         Trustee since 1995. President, Newbury, Piret &     Director, Organogenesis Inc.
One Boston Place, 26th Floor,                Serves until        Company, Inc.                   (tissue engineering company)
Boston, MA 02108                             retirement or       (merchant banking firm)
                                             removal.

Stephen K. West (73)         Trustee         Trustee since 1995  Of Counsel, Sullivan &          Director, Dresdner RCM Global
125 Broad Street,                            Serves until        Cromwell (law firm)             Strategic Income Fund, Inc. and
New York, NY 10004                           retirement or                                       The Swiss Helvetia Fund, Inc.
                                             removal.                                            (closed-end investment companies),
                                                                                                 AMVESCAP PLC (investment managers)
                                                                                                 and First ING Life Insurance
                                                                                                 Company of New York

John Winthrop (65)           Trustee         Trustee since 2000. President, John Winthrop        Director of NUI Corp.(energy sales,
One North Adgers Wharf                       Serves until        & Co.,Inc.                      services and distribution)
Charleston, SC 29401                         retirement or       (private investment firm)
                                             removal.

                                       19

FUND OFFICERS

NAME, AGE AND ADDRESS       POSITION HELD     TERM OF OFFICE/     PRINCIPAL OCCUPATION DURING            OTHER DIRECTORSHIPS HELD
                                              LENGTH OF SERVICE   PAST FIVE YEARS
Joseph P. Barri (55)        Secretary         Since 1994. Serves  Partner, Hale and Dorr, LLP;           None
                                              at the discretion   Secretary of each Pioneer fund
                                              of Board.

Dorothy E. Bourassa (54)    Assistant         Since 2000. Serves  Secretary of PIM-USA:                  None
                            Secretary         at the discretion   Senior Vice President-
                                              of Board.           Legal of Pioneer; and
                                                                  Secretary/Clerk of most of
                                                                  PIM-USA's subsidiaries since
                                                                  October 2000; Assistant
                                                                  Secretary of all of the Pioneer
                                                                  Funds since November 2000;
                                                                  Senior Counsel, Assistant
                                                                  Vice President and Director
                                                                  of Compliance of PIM-USA
                                                                  from April 1998 through
                                                                  October 2000; Vice President
                                                                  and Assistant General Counsel,
                                                                  First Union Corporation from
                                                                  December 1996 through March
                                                                  1998

Vincent Nave (56)           Treasurer         Since 2000. Serves  Vice President-Fund Accounting         None
                                              at the discretion   and Custody Services of Pioneer
                                              of Board.           (Manager from September 1996 to
                                                                  February 1999); and Treasurer
                                                                  of all of the Pioneer Funds
                                                                  (Assistant Treasurer from
                                                                  June 1999 to November 2000)

Luis I. Presutti (36)       Assistant         Since 2000. Serves  Assistant Vice President-Fund          None
                            Treasurer         at the discretion   Accounting, Administration and
                                              of Board.           Custody Services of Pioneer
                                                                  (Fund Accounting Manager from
                                                                  1994 to 1999); and Assistant
                                                                  Treasurer of all of the Pioneer
                                                                  Funds since November 2000

John F. Daly III (36)       Assistant         Since 2000. Serves  Global Custody and Settlement          None
                            Treasurer         at the discretion   Division Manager of PIM-USA;
                                              of Board.           and Assistant Treasurer of all
                                                                  of the Pioneer Funds since
                                                                  November 2000


[PI0NEER INVESTMENTS LOGO]

PIONEER VARIABLE CONTRACTS TRUST

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information about charges and expenses. Please read the prospectus carefully before you invest or send money.